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                                                                    Exhibit 10.2

                                                                 August 12, 1999

IBJ Whitehall Business Credit Corporation, as Agent
One State Street
New York, New York 10004

Gentlemen:

     Reference is made to the Revolving Credit and Security Agreement dated as of December 10, 1996 (as amended, supplemented or modified from time to time the "Loan Agreement") by and among GRAHAM-FIELD HEALTH PRODUCTS, INC., a corporation organized under the laws of the State of Delaware, GRAHAM-FIELD, INC., a corporation organized under the laws of the State of New York, GRAHAM-FIELD TEMCO, INC., a corporation organized under the laws of the State of New Jersey, GRAHAM-FIELD DISTRIBUTION, INC., a corporation organized under the laws of the State of Missouri, GRAHAM-FIELD BANDAGE, INC., a corporation organized under the laws of the State of Rhode Island, GRAHAM-FIELD EXPRESS (PUERTO RICO), INC., a corporation organized under the laws of the State of Delaware, EVEREST & JENNINGS, INC., a corporation organized under the laws of the State of California, LABAC SYSTEMS, INC., a corporation organized under the State of Colorado, ("LaBac"), MEDICAL SUPPLIES OF AMERICA, INC., a corporation organized under the laws of the State of Florida ("Medapex"), HEALTH CARE WHOLESALERS, INC., a corporation organized under the laws of the State of Georgia ("Health Care"), H C WHOLESALERS, INC., a corporation organized under the laws of the State of Georgia ("HCW"), CRITICAL CARE ASSOCIATES, INC., a corporation organized under the laws of the State of Georgia ("Critical"), LUMEX/BASIC AMERICAN HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("Fuqua"), BASIC AMERICAN MEDICAL PRODUCTS, INC., a corporation organized under the laws of the State of Georgia ("Basic American"), LUMEX MEDICAL PRODUCTS, INC., a corporation organized under the laws of the State of Delaware ("Lumex Medical"), PRISM ENTERPRISES, INC., a corporation organized under the laws of the State of Delaware ("Prism"), BASIC AMERICAN SALES AND DISTRIBUTION CO., INC., a corporation organized under the laws of the State of Delaware ("Basic Distribution"), PrisTech, INC., a corporation organized under the laws of the State of Delaware ("PrisTech"), LUMEX SALES AND DISTRIBUTION CO., INC., a corporation organized under the laws of the State of Delaware ("Lumex Distribution") and MUL ACQUISITION CORP. II, a corporation organized under the laws of the State of Delaware ("Mul Acquisition") (each a "Borrower" and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party to (collectively, the "Lenders" and individually a "Lender") the Loan Agreement and IBJ WHITEHALL BUSINESS CREDIT CORPORATION, a New York banking corporation ("IBJW"), as agent for Lenders (IBJW, in such capacity, the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings as provided in the Loan Agreement.

As we have advised you, we are negotiating a settlement of the class action law suits. Our accountants are requiring we accrue $10,000,000 of a proposed settlement amount (the "Class Action Amount") as of June, 1999 which will result in a violation of the Net Cash Flow covenant under Section 6.6(d) of the Loan Agreement.
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     By your signature below, kindly indicate that you, as Agent for the
Lenders, agree that for purposes of calculating Net Cash Flow under Section 6.6 of the Loan Agreement, the Class Action Amount shall be excluded. We understand you require the consent of Required Lenders prior to executing or returning a copy of this letter agreement.

     We hereby confirm to you that if the Class Action Amount is not payable solely from the net proceeds of the sale of the Borrowers after repaying the Obligations in full, then any proposed settlement arrangement is subject to the consent of Lenders.

                                 Very truly yours,

                                 GRAHAM-FIELD HEALTH PRODUCTS, INC.
                                 GRAHAM-FIELD, INC.,
                                 GRAHAM-FIELD TEMCO, INC.,
                                 GRAHAM-FIELD DISTRIBUTION, INC.,
                                 GRAHAM-FIELD BANDAGE, INC.,
                                 GRAHAM-FIELD EXPRESS (PUERTO RICO) INC.,
                                 EVEREST & JENNINGS, INC.
                                 LABAC SYSTEMS, INC.
                                 MEDICAL SUPPLIES OF AMERICA, INC.
                                 HEALTH CARE WHOLESALERS, INC.
                                 H C WHOLESALERS, INC.
                                 CRITICAL CARE ASSOCIATES, INC.
                                 LUMEX/BASIC AMERICAN HOLDINGS, INC.
                                 BASIC AMERICAN MEDICAL PRODUCTS, INC.
                                 LUMEX MEDICAL PRODUCTS, INC.
                                 PRISM ENTERPRISES, INC.
                                 BASIC AMERICAN SALES AND DISTRIBUTION CO., INC. PRISTECH, INC.
                                 LUMEX SALES AND DISTRIBUTION CO., INC.
                                 MUL ACQUISITIONS CORP. II

                                 By:   /s/ Richard S. Kolodny
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                                        Vice President of each
                                        -----------------------------
                                        of the foregoing corporations

AGREED TO THIS
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DAY OF AUGUST, 1999

IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Agent

By:    /s/ Bruce Kosper
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Title:
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